UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  May 7, 2003
(Date of Earliest Event Reported)

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

COLORADO
(State or Other Jurisdiction of Incorporation)

2-17039 84-0467208
(Commission File Number) (I.R.S. Employer Identification Number)

850 EAST ANDERSON LANE, AUSTIN, TEXAS 78752-1602
(Address of Principal Executive Offices) (Zip code)

(512) 836-1010
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events

         This Current Report on Form 8-K is for the purpose of filing the press release, dated May 7,             2003, which is set forth in Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits

         ( c ) Exhibits

Exhibit No.	Description

99	Press Release dated May 7, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

Date: May 8, 2003	/s/ Brian M. Pribyl

By: Brian M. Pribyl
Senior Vice President
Chief Financial & Administrative Officer and Treasurer